UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2015

AXOGEN, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-36046	41-1301878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13631 Progress Boulevard, Suite 400, Alachua, Florida	32615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

(386) 462-6800

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2015, Jill Schiaparelli announced her intention to voluntarily resign from her position as Chief Marketing Officer of AxoGen, Inc. (“AxoGen”) effective July 10, 2015.  AxoGen has accepted such resignation and the timing thereof.

AxoGen has begun the search for Ms. Schiaparelli’s replacement.  Until her replacement is hired, Karen Zaderej, AxoGen’s President and Chief Executive Officer, will assume the responsibilities of the Chief Marketing Officer.

On June 19, 2015, AxoGen issued a press release announcing Ms. Schiaparelli’s resignation, which is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	AxoGen, Inc. Press Release, dated June 19, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 19, 2015

AXOGEN, INC.

By:	/s/ Greg Freitag
Name:	Greg Freitag
Title:	General Counsel